UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2015 (June 23, 2015)

ALEXZA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51820	77-0567768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Alexza Pharmaceuticals, Inc. 2091 Stierlin Court Mountain View, California	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 944-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 23, 2015, the Company held its 2015 Annual Meeting of the Stockholders (the “2015 Annual Meeting”) for the following purposes:

•	to elect seven nominees for director, each to serve until the 2016 Annual Meeting of Stockholders and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal;

•	to approve the Company’s 2015 Equity Incentive Plan;

•	to approve the Company’s 2015 Employee Stock Purchase Plan;

•	to approve the Company’s 2015 Non-Employee Director Stock Award Plan;

•	to ratify the selection by the Audit and Ethics Committee of the Board of Directors of the Company of OUM & Co. LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2015.

At the 2015 Annual Meeting, each of Thomas B. King, J. Kevin Buchi, Deepika R. Pakianathan, Ph.D., J. Leighton Read, M.D., Gordon Ringold, Ph.D., Isaac Stein and Joseph L. Turner was re-elected as a director of the Company. The stockholders of the Company approved the adoption of the 2015 Equity Incentive Plan, the 2015 Employee Stock Purchase Plan, and the 2015 Non-Employee Director Stock Award Plan. Lastly, the stockholders of the Company ratified the appointment of OUM & Co. LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2015. The final voting results on each of the matters submitted to a vote of stockholders at the 2015 Annual Meeting are as follows:

	For	Withheld	Broker Non-Votes
1. Election of Directors
Thomas B. King	8,052,303	499,235	2,483,726
J. Kevin Buchi	7,972,910	578,628	2,483,726
Deepika R. Pakianathan, Ph.D.	8,070,174	481,364	2,483,726
J. Leighton Read, M.D.	8,071,946	479,592	2,483,726
Gordon Ringold, Ph.D.	8,096,970	454,568	2,483,726
Isaac Stein	7,992,770	558,768	2,483,726
Joseph L. Turner	7,991,443	560,095	2,483,726

	For	Against	Abstentions	Broker Non-Votes
2. Approval of the 2015 Equity Incentive Plan	7,775,211	741,692	34,635	2,483,726

	For	Against	Abstentions	Broker Non-Votes
3. Approval of the 2015 Employee Stock Purchase Plan	8,068,572	451,239	31,727	2,483,726

	For	Against	Abstentions	Broker Non-Votes
4. Approval of the 2015 Non-Employee Director Stock Award Plan	7,840,118	676,857	34,563	2,483,726

	For	Against	Abstentions	Uncast
5. Ratification of OUM & Co. LLP as independent registered public accounting firm for 2015	9,438,595	236,194	61,326	1,299,149

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXZA PHARMACEUTICALS, INC.

Date: June 25, 2015

By:	/s/ Thomas B. King
Thomas B. King President and Chief Executive Officer